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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 10, 2002



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



        Delaware                        0-20570                59-2712887
(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                       Number)             Identification No.)



       152 West 57th Street, New York,                       NY 10019
  (Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 9.           REGULATION FD DISCLOSURE

         USA Interactive made the following statements today on a conference call open to the public:

         USA will announce Third Quarter results on October 24:
           o It expects to meet or exceed its previously forecasted Cash EPS for the quarter.

           o It is running ahead of what it said in July on an operating basis for the full year.

         At the same time, USA intends to release its Preliminary 2003 Budget:
           o   It estimates very strong growth overall for next year.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              USA INTERACTIVE


                                              By: /s/  JULIUS GENACHOWSKI
                                              ---------------------------------
                                              Name:  Julius Genachowski
                                              Title: Executive Vice President
                                                     and General Counsel

         Date: October 10, 2002